Exhibit 99.2
NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	Three Months Ended March 31, 2020
		Reported	Reported		Normalized	Normalized
		Operating	Operating	Excluded	Operating	Operating
	Net Sales	Income (Loss)	Margin	Items [1]	Income (Loss)	Margin

HOME APPLIANCES	$261	$(299)	(114.6)%	$290	$(9)	(3.4)%
COMMERCIAL SOLUTIONS	413	(272)	(65.9)%	323	51	12.3%
HOME SOLUTIONS	377	(301)	(79.8)%	317	16	4.2%
LEARNING AND DEVELOPMENT	528	4	0.8%	82	86	16.3%
OUTDOOR AND RECREATION	307	(474)	(154.4)%	489	15	4.9%
CORPORATE	—	(66)	—%	20	(46)	—%
	$1,886	$(1,408)	(74.7)%	$1,521	$113	6.0%

[1]Excluded items consist of $1.5 billion of impairment charges for goodwill, intangible assets and other assets; $31 million of acquisition amortization costs; $6 million of restructuring and restructuring-related charges; $6 million of fees for certain legal proceedings; $1 million for product recall costs; $1 million of transaction-related costs and $1 million related to Argentina hyperinflationary adjustment.

Exhibit 99.2
NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	Three Months Ended June 30, 2020
		Reported	Reported		Normalized	Normalized
		Operating	Operating	Excluded	Operating	Operating
	Net Sales	Income (Loss)	Margin	Items [2]	Income (Loss)	Margin

HOME APPLIANCES	$330	$6	1.8%	$3	$9	2.7%
COMMERCIAL SOLUTIONS	413	38	9.2%	7	45	10.9%
HOME SOLUTIONS	384	29	7.6%	21	50	13.0%
LEARNING AND DEVELOPMENT	631	126	20.0%	3	129	20.4%
OUTDOOR AND RECREATION	353	24	6.8%	9	33	9.3%
CORPORATE	—	(60)	—%	9	(51)	—%
	$2,111	$163	7.7%	$52	$215	10.2%

[2]Excluded items consists of $24 million of acquisition amortization costs; $17 million of restructuring and restructuring-related charges; $5 million of non-cash impairment charges related to the operating leases of Yankee Candle retail store business; $3 million of fees for certain legal proceedings; $1 million related to product recall costs; $1 million of transaction-related costs and $1 million Argentina hyperinflationary adjustment.

Exhibit 99.2

NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	Three Months Ended September 30, 2020
		Reported	Reported		Normalized	Normalized
		Operating	Operating	Excluded	Operating	Operating
	Net Sales	Income (Loss)	Margin	Items [3]	Income (Loss)	Margin

HOME APPLIANCES	$430	$19	4.4%	$3	$22	5.1%
COMMERCIAL SOLUTIONS	535	84	15.7%	4	88	16.4%
HOME SOLUTIONS	623	123	19.7%	14	137	22.0%
LEARNING AND DEVELOPMENT	728	158	21.7%	6	164	22.5%
OUTDOOR AND RECREATION	383	39	10.2%	7	46	12.0%
CORPORATE	—	(60)	—%	6	(54)	—%
	$2,699	$363	13.4%	$40	$403	14.9%

[3]Excluded items consists of $24 million of acquisition amortization costs; $9 million of restructuring and restructuring-related charges; $3 million of fees for certain legal proceedings; $2 million of non-cash impairment charge related to an indefinite-lived intangible asset in the Learning and Development segment; $1 million of transaction-related costs and $1 million of Argentina hyperinflationary adjustment.

Exhibit 99.2
NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	Three Months Ended December 31, 2020
		Reported	Reported		Normalized	Normalized
		Operating	Operating	Excluded	Operating	Operating
	Net Sales	Income (Loss)	Margin	Items [4]	Income (Loss)	Margin

HOME APPLIANCES	$518	$36	6.9%	$2	$38	7.3%
COMMERCIAL SOLUTIONS	498	61	12.2%	5	66	13.3%
HOME SOLUTIONS	754	147	19.5%	18	165	21.9%
LEARNING AND DEVELOPMENT	670	71	10.6%	23	94	14.0%
OUTDOOR AND RECREATION	249	(9)	(3.6)%	4	(5)	(2.0)%
CORPORATE	—	(58)	—%	7	(51)	—%
	$2,689	$248	9.2%	$59	$307	11.4%

[4]Excluded items consists of $21 million of non-cash impairment charge primarily related to an indefinite-lived intangible asset in the Learning and Development segment; $20 million of acquisition amortization costs; $12 million of restructuring and restructuring-related charges; $4 million of fees for certain legal proceedings; $1 million of transaction-related costs and $1 million related to Argentina hyperinflationary adjustment.

Exhibit 99.2
NEWELL BRANDS INC.
RECONCILIATION OF GAAP AND NON-GAAP INFORMATION (UNAUDITED)
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	Twelve Months Ended December 31, 2020
		Reported	Reported		Normalized	Normalized
		Operating	Operating	Excluded	Operating	Operating
	Net Sales	Income (Loss)	Margin	Items [5]	Income (Loss)	Margin

HOME APPLIANCES	$1,539	$(238)	(15.5)%	$298	$60	3.9%
COMMERCIAL SOLUTIONS	1,859	(89)	(4.8)%	339	250	13.4%
HOME SOLUTIONS	2,138	(2)	(0.1)%	370	368	17.2%
LEARNING AND DEVELOPMENT	2,557	359	14.0%	114	473	18.5%
OUTDOOR AND RECREATION	1,292	(420)	(32.5)%	509	89	6.9%
CORPORATE	—	(244)	—%	42	(202)	—%
	$9,385	$(634)	(6.8)%	$1,672	$1,038	11.1%

[5]Excluded items consists of $1.5 billion of impairment charges primarily for goodwill, intangible assets and other assets; $99 million of acquisition amortization costs; $44 million of restructuring and restructuring-related charges; $16 million of fees for certain legal proceedings; $4 million of Argentina hyperinflationary adjustment; $4 million of transaction-related costs and $2 million related to a product recall.